Northern Light Variable Trust

Statement of Additional Information Supplement Dated August 24, 2012

The following information supplements each of the currently effective Statements of Additional Information of each series of Northern Lights Variable Trust ("NLVT"):

As previously disclosed to shareholders in the prospectus supplement dated June 8, 2012, on May 30, 2012, NLVT and certain of its current and former trustees and former chief compliance officer (collectively, the "Trust") received a Wells notice from the staff of the U.S. Securities and Exchange Commission (the "SEC").  A Wells notice is neither a formal allegation nor a finding of wrongdoing.  A Wells notice discloses that the SEC staff is considering recommending that the SEC commence proceedings against a party, alleging violations of certain provisions of the Federal securities laws.  The Wells notice received by the Trust relates primarily to the process by which certain investment advisory agreements between NLVT (on behalf of a small number of funds in the Trust) and their advisers were approved, and the disclosures regarding the same.  Those specific funds involved are no longer offered for sale by the Trust.  The Wells notice also alleges separate books and records and compliance violations.  The Trust disagrees with the SEC’s potential allegations and believes its actions complied with existing rules.  The Trust is cooperating with the SEC staff to seek a resolution to this matter.

Please retain this Supplement for future reference.